Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Liquidia Corporation, a Delaware corporation (the “Company”), on Form 10-Q for the six months ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Kaseta, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2026	By:	/s/ Michael Kaseta
	Name:	Michael Kaseta
	Title:	Chief Financial Officer and Chief Operating Officer
(Principal Financial Officer)